Filed pursuant to Rule 497(k)
1933 Act File No. 033-52154
1940 Act File No. 811-07168

HENNESSY SMALL CAP FINANCIAL FUND
Investor Class  HSFNX  |  Institutional Class  HISFX

Summary Prospectus, February 28, 2018

hennessyfunds.com  |  1-800-966-4354

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, as supplemented from time to time, and other information about the Fund, including the Statement of Additional Information, online at hennessyfunds.com/investing-with-us/literature-library.fs. You can also get this information at no cost by calling 1-800-966-4354 or 1-415-899-1555 or by sending an e-mail request to fundsinfo@hennessyfunds.com. The Fund’s Prospectus and Statement of Additional Information, both dated February 28, 2018, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Hennessy Small Cap Financial Fund seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES		Investor		Institutional
(fees paid directly from your investment)		None		None

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees		0.90%		0.90%
Distribution and Service (12b-1) Fees		0.15%		None
Other Expenses		0.48%		0.26%
Shareholder Servicing	0.10%		None
Remaining Other Expenses[1]	0.38%		0.26%
Total Annual Fund Operating Expenses		1.53%		1.16%

[1]
Includes acquired fund fees and expenses that do not exceed 0.01% of the Fund’s average daily net assets.  Acquired fund fees and expenses are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and distributions, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Investor	$156	$483	$834	$1,824
Institutional	$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities, or “turns over” its portfolio.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategy

The Fund invests primarily in companies listed on U.S. national securities exchanges and in foreign companies through American Depositary Receipts or other types of depositary receipts, which are U.S. dollar denominated securities of foreign issuers listed on U.S. national securities exchanges.  The Fund’s investments will consist primarily of common stocks, but may include preferred stocks, warrants, and convertible bonds.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of small-cap companies “principally engaged” in the business of providing financial services.  An issuer is “principally engaged” in the business of providing financial services if at least 50% of its assets, gross income, or net profits are committed to, or derived from, financial services activities.  Financial services activities are activities primarily related to consumer and commercial banking, insurance, securities and investments, specialty finance, and real estate. Investments may include mortgage banking companies, discount brokerage companies, insurance companies, consumer finance companies, savings and loan associations, savings banks, leasing companies, building and loan associations, cooperative banks, commercial banks, investment companies, other depository institutions, companies in the information technology industries that are primarily engaged in providing products or services to the types of companies listed above, and real estate investment trusts.  The Fund considers a small-cap company to be one that has a market capitalization of less than $3 billion, measured at the time of purchase.

When evaluating securities to purchase, the Portfolio Managers generally look for companies that have low price-to-earnings ratios and low price-to-book ratios relative to other financial services companies.

The Fund will not invest more than 5% of its total assets in the equity-related securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities.

Principal Risks

As with any security, there are market and investment risks associated with your investment in the Fund. The value of your investment will fluctuate over time, and it is possible to lose money. The principal risks of investing in the Fund include the following:

Market and Equity Investments Risk:  The market value of a security may move up or down, and these fluctuations may cause a security to be worth more or less than the price originally paid for it. Market risk may affect a single company, an industry, a sector of the economy, or the market as a whole. The value of equity securities will fluctuate due to many factors, including the past and predicted earnings of the issuer, the quality of the issuer’s management, general market conditions, forecasts for the issuer’s industry, and the value of the issuer’s assets.

Temporary Defensive Positions Risk:  The Fund may, from time to time, take temporary defensive positions in response to adverse market, economic, political, or other conditions.  To the extent the assets of the Fund are invested in temporary defensive positions, the Fund may not achieve its investment objective.  For temporary defensive purposes, the Fund may invest in cash or short-term obligations.

Small- and Medium-Sized Companies Risk: The Fund invests in small- and medium-sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies.  Small companies may have limited product lines, markets, or financial resources, and their management may be dependent on a limited number of key individuals.

Real Estate-Related Risk:  Because the Fund focuses on financial services companies that may invest in real estate, the Fund is subject to the risks associated with ownership of real estate and with the real estate industry in general.  Real estate values (and the values of real estate-related securities) fluctuate with changes in general and local economic conditions and are particularly sensitive to economic downturns.  Real estate values are also affected by changes in interest rates and governmental actions such as tax and zoning changes.

Industry Concentration Risk:  The Fund concentrates its investments within the financial services industry.  Because of its narrow industry focus, the performance of the Fund is tied closely to, and affected by, developments in the financial services industry, such as the possibility of adverse government regulation.  Financial services companies can be influenced by adverse effects of movements in interest rates and other factors.

Non-Diversification Risk:  Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a more limited number of issuers), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund. Thus, the Fund may be more volatile because each stock in which it invests could have a greater impact on the Fund’s performance.

Performance Information

The following performance information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how the Fund’s average annual returns for one, five, and ten years compare with those of an index that reflects a broad measure of market performance, the Russell 2000® Index, as well as an additional index that reflects the market sector in which the Fund invests, the Russell 2000® Financial Services Index.  For additional information on these indices, please see “Descriptions of Indices” on page 61 of the Prospectus.  The Fund is the successor to the FBR Small Cap Financial Fund (the “Predecessor Small Cap Financial Fund”).  The performance information provided for the periods on or prior to October 26, 2012, is historical information for the Predecessor Small Cap Financial Fund, which had the same investment objective and substantially similar investment strategy as the Fund. The Fund’s past performance (before and after taxes) is not necessarily an indication of future performance.  Performance may be higher or lower in the future.  Updated performance information is available on the Hennessy Funds’ website (hennessyfunds.com).

HENNESSY SMALL CAP FINANCIAL FUND
CALENDAR YEAR TOTAL RETURNS OF INVESTOR SHARES

For the period shown in the bar chart, the Fund’s highest quarterly return was 25.41% for the quarter ended December 31, 2016, and the lowest quarterly return was -21.72% for the quarter ended September 30, 2011.

Performance of the Fund’s Institutional Class shares will differ from that of the Fund’s Investor Class shares because the share classes have different expenses and inception dates.

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2017)

	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial
Fund – Investor Shares

Returns before taxes	-0.20%	14.44%	9.99%

Returns after taxes
on distributions	-1.98%	11.94%	8.69%

Returns after taxes
on distributions
and sale of fund shares	1.38%	11.24%	8.04%

Hennessy Small Cap Financial
Fund – Institutional Shares

Returns before taxes	0.13%	14.84%	10.29%

Russell 2000®
Financial Services Index
(reflects no deduction for
fees, expenses, or taxes)	5.78%	14.82%	7.81%

Russell 2000® Index
(reflects no deduction for
fees, expenses, or taxes)	14.65%	14.12%	8.71%

We use the Russell 2000® Financial Services Index as an additional index because it compares the Fund’s performance with the return of an index reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual stated federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for Institutional Class shares will vary. The Fund’s “returns after taxes on distributions” and “returns after taxes on distributions and sale of Fund shares” may be higher than its “returns before taxes” because they may include a tax benefit resulting from the capital losses that would have resulted.

The inception date of the Fund’s Institutional Class shares is May 30, 2008.  Performance shown prior to the inception of Institutional Class shares reflects the performance of the Fund’s Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Investment Manager

Hennessy Advisors, Inc. is the investment manager of the Fund.

Portfolio Managers

David H. Ellison and Ryan C. Kelley are primarily responsible for the day-to-day management of the portfolio of the Fund and for developing and executing the Fund’s investment program. Mr. Ellison has served as a Portfolio Manager of the Fund since inception and has been employed by the Investment Manager since 2012. Mr. Kelley has served as a Portfolio Manager of the Fund since October 2014, served as a Co-Portfolio Manager of the Fund from March 2013 through September 2014, and has been employed by the Investment Manager since 2012.

Purchase and Sale of Fund Shares

Institutional Class shares are available only to shareholders who invest directly in Fund shares or who invest through certain broker-dealers or financial institutions that have entered into appropriate arrangements with the Fund.

To purchase Fund shares, you may contact your broker-dealer or other financial intermediary. To purchase Fund shares directly from the Hennessy Funds, or for assistance with completing your application, please call 1-800-966-4354 or 1-415-899-1555 between 9:00 A.M. and 7:00 P.M. Eastern time/6:00 A.M. and 4:00 P.M. Pacific time on Monday through Thursday or between 9:00 A.M. and 5:00 P.M. Eastern time/6:00 A.M. and 2:00 P.M. Pacific time on Friday (excluding holidays).  You may buy Fund shares each day the New York Stock Exchange (NYSE) is open.

The minimum initial investment in Investor Class shares of the Fund is $2,500 for regular accounts and $250 for Individual Retirement Accounts.  The minimum initial investment in Institutional Class shares of the Fund is $250,000.  For corporate sponsored retirement plans, there is no minimum initial investment for either Investor Class or Institutional Class shares.  There is no subsequent minimum investment requirement.  A $100 minimum exists for each additional investment made through an Automatic Investment Plan.  The Fund may waive the minimum investment requirements from time to time.  Investors purchasing Fund shares through financial intermediaries’ asset-based fee programs may have the above minimums waived by their intermediary, since the intermediary, rather than the Fund, absorbs the increased costs of small purchases.

You may redeem Fund shares each day the NYSE is open either by mail (Hennessy Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by calling the Transfer Agent at 1-800-261-6950 between 9:00 A.M. and 8:00 P.M. Eastern time/6:00 A.M. and 5:00 P.M. Pacific time on Monday through Friday (excluding holidays).  Investors who wish to redeem Fund shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem Fund shares may be placed.

Tax Information

The Funds’ distributions generally will be taxable to you, whether they are paid in cash or reinvested in Fund shares, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for performing shareholder services or distribution-related services for the Fund.  If made, these payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial adviser to recommend the Fund over another investment.  Ask your financial adviser or visit your financial intermediary’s website for more information.